
ShiftPixy®

We fixed work.

CAUTIONARY STATEMENT

The information provided herein includes forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. Although such forward-looking statements are based upon what management of ShiftPixy, Inc. ("the Company" or the "Issuer") believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate. If any of the aforesaid risks or uncertainties materialize or if any of the assumptions proves incorrect, the results of the Company could differ materially from the results expressed or implied by the forward-looking statements the Company makes. The risks and uncertainties include, but are not limited to, risks associated with the nature of the Company's business model; the Company's ability to execute its vision and growth strategy; the Company's ability to attract and retain clients; the Company's ability to assess and manage risks; changes in the laws that affect the Company's business and its ability to respond to such changes and incorporate them into its business model, as necessary; the Company's ability to insure against and otherwise effectively manage risks that affect its business; competition; reliance on third-party systems and software; the Company's ability to protect and maintain its intellectual property; and general developments in the economy, financial markets, and credit markets. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change, except as required by applicable securities laws.

Investors should read the risk factors set forth in the Company's Annual Report on Form 10-K and Forms 10-K/A for the year ended August 31, 2022, as filed with the Securities and Exchange Commission (the "SEC") on December 13, 2022, December 14, 2022, February 3, 2023, and February 9, 2023, respectively, and periodic reports and current reports filed with the SEC on or after the date thereof. These documents are available on the "SEC Filings" subsection of the "Investor Information" section of our website at https://ir.shiftpixy.com/financial-information/sec-filings. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Consistent with the SEC's April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, the Company is alerting investors and other members of the general public that it will provide updates on operations and progress required to be disclosed under Regulation FD through its social media on Facebook, Twitter, LinkedIn and YouTube. Investors, potential investors, shareholders and individuals interested in the Company are encouraged to keep informed by following it on Facebook, Twitter, LinkedIn and YouTube.



MARCH 2009

UBER is Born

Opportunity Meets Despair


Uber

SEPTEMBER 2008

Wall Street Collapse

2.6 Million Jobs Lost

8 Million Underemployed

Technology Change the Rules

Part-Time Labor Tradition is Toppled
Brick and Mortar's New Disadvantage


Mobile Technology Adoption
100%
80%
60%
40%
20%
0%
2011
2015
2019
ShiftPixy Founded
Cell Phone
Smart Phone

Source: Pew Research Center

THE GIG ECONOMY – THE FIRST WAVE OF HUMAN CAPITAL MARKET DISRUPTION

instacart

Care.com
There for you™

upwork™

UBER

lyft

grubHub®
happy eating

POSTMATES

TaskRabbit

THE RAPID RISE OF INDEPENDENT WORKERS

Sources: Opinion: More than half of the U.S. labor force will be freelance by 2027. Here's why that's a good thing for workers and businesses alike; 23+ ESSENTIAL GIG ECONOMY STATISTICS [2023]: DEFINITIONS, FACTS, AND TRENDS ON GIG WORK.

16%

Of US Adults have earned $ via Online Platforms

51%

Of the U.S. Workforce By 2027 Will Be Independent

59M

Participated in Gig Economy In 2020



THE SHIFTPIXY TARGET MARKET – PART TIME LABOR




30
MILLION
Part-time workers in the United States

ShiftPixy targeting **10 million*** of this unserved population.

ShiftPixy bills **$20,000*** per year, per shifter

ShiftPixy's GP per Shifter is **$1,200*** per year

** Numbers are approximations.*

Source: https://www.statista.com/statistics/192342/unadjusted-monthly-number-of-part-time-employees-in-the-us/


10:18
Pixy
Today 10:18 AM
Which state issued your license? Please use an abbreviation such as CA.
CA
Today 10:18 AM
Today 10:18 AM
And what is your Driver's License number?
DL1098
Today 10:18 AM
Today 10:18 AM
Let's upload a photo of your Driver's License. When you done, come back and proceed.
Upload
Proceed
Type your message here

ShiftPixy®

ARRIVES AT THE PERFECT TIME

Our purpose is to bring efficiency to the part-time labor markets by delivering workplace level liberation and ease through an ecosystem designed to leverage mobile technology to better engage workers to work opportunities.

THE MOTIVATING PREFERENCES OF WORKERS IN THE GIG ECONOMY

On-Demand Economy Offers Flexibility

Independence and Extra Income

Access to Opportunity Anywhere & Anytime



- Most staffing employees (73%) work full time hours, comparable to the overall workforce (75%).
- Six in ten staffing employees (64%) work in the industry to fill in the gap between jobs or to help them land a job.
- One in five (20%) cite schedule flexibility as a reason for choosing temporary/contract work.

Source: Staffing Hub Report and ASA Staffing Industry Statistics


ShiftPixy



Minimize or eliminate job provider administrative burdens



Real-time connections between shift providers and shift seekers



Designed for the new Gig Economy opportunities and challenges

RETHINK HUMAN CAPITAL


EAT BURGER

ShiftPixy®


EAT BURGER
EAT BURGER
EAT BURGER
EAT BURGER
EAT BURGER

2nd & 3rd WAVE OF HUMAN CAPITAL MARKET DISRUPTION



COVID SEPARATION



RELIEF DELAYING RECOVERY



DISRUPTION BEFORE RESTORATION

MARKET CHANGES – STRUCTURAL UPHEAVAL



INFLATIONARY & RECESSIONARY HEADWINDS



ENGAGEMENT DRIFT



DIGITAL INDIFFERENCE

LABOR SHORTAGE BY INDUSTRY



Unfilled Job Openings
0%
20%
40%
60%
80%
100%
Leisure and hospitality
Wholesale and retail trade
Durable goods manufacturing
Financial activities
Professional and business service

Source: U.S. Chamber of Commerce Analysis | November 2022

UNEMPLOYMENT IS IN FAST RECOVERY


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
6.8%
3.7%
3.5%
1.9%
FEB 2020
DEC 2020
NOV 2021
JAN 2022
MAR 2022
MAY 2022
JUL 2022
NOV 2022
Leisure and Hospitality
Wholesale and Retail Trade
Financial Services
Professional and Business Services
Durable Goods Manufacturing

National unemployment rate: **3.7%**

Restaurant Industry is projected to have **1,300,000** Unfulfilled jobs by 2031.

Manufacturing Industry is projected to have **2,400,000** Unfulfilled jobs by 2031.

Source: U.S. Chamber of Commerce Analysis | November 2022

WHY IT MATTERS…

The labor market is **broken** and **inefficient.**

The average time to fill a position is **45** days and many companies, especially in high-volume industries, cannot afford to wait that long.

Employers' inability to source workers is causing strategic bottlenecks, supply chain disruptions, and escalating labor costs.

Employees' inability to find meaningful work and desired flexibility is causing high turnover, skill gaps, and underemployment.

Legacy staffing and recruitment solutions are continuously coming up short, impacting time-to-market, profitability, and growth.

Top Recruitment Priorities

- 48% Improving overall efficiency
- 44% Finding more candidates
- 40% Finding candidates faster
- 35% Using data more effectively
- 30% Hiring and retaining recruiters and sourcers

Source: Aptitude Research | Talent Acquisition Technology and the Modern Recruiter

UNDERSTANDING THE REALITY

Shifting labor demographics and a need for **digital transformation** require a cohesive and **strategic** new approach to **human capital**.


Different Perceptions of Talent Acquisition in Organizations
IT professionals are not always aware of the realities of the labor market.
100%
75%
50%
25%
0%
84%
66%
20%
73%
39%
10%
34%
16%
8%
WE HAVE MORE JOBS TO FILL THIS YEAR
WE CAN'T FIND ENOUGH QUALITY TALENT
WE HAVE HIGH TURNOVER ON RECRUITING TEAM
Recruiters
TA/HR Leaders
IT

Source: *Aptitude Research | Talent Acquisition Technology and the Modern Recruiter*

DISCOVERY

M&A Growth Compared to Organic Growth – Best Use of Capital

WHAT IF...

- Market Timing and Our Technology Could Accelerate Organic Growth
- A blended market approach Could Strongly Improve Margins



Strong Staffing Industry Fundamentals and Growth Outlook

30%

30% job growth across several light industrial sectors.

21M

The manufacturing sector will face an industry shortage of 21M employees by 2023

66%

66% of Light Industrial staffing firms reporting upward trends in orders.

12.4%

Pay rates are up 11.4% year over year and bill rates are also up 12.4%.

17%

Contract Staffing is up 17% year over year, returning to pre-pandemic base levels.

Source: https://www2.staffingindustry.com/Editorial/Industrial-Staffing-Repo ... al-staffing

Healthcare Staffing Demand is Consistently Rising

An aging population is expected to have a significant impact on healthcare delivery because they are highly susceptible to lifestyle diseases and chronic conditions.

The physician shortage is expected to range from 46,900 to 121,900 physicians by 2032.

Travel or per diem nurses are compensated at a much higher rate when compared to regular full-time nurses.

Many hospitals and other medical facilities are partnering with recruiting agencies to fulfill vacant positions on a temporary or permanent basis.

The U.S. healthcare staffing market size was valued at USD 24.1 billion in 2021 and is estimated to expand at a compound annual growth rate (CAGR) of 5.6% from 2022 to 2030.

U.S. Healthcare Staffing Market Size, Share & Trends Analysis Report By Type (Travel Nurse Staffing, Per Diem Nurse Staffing, Locum Tenens Staffing, Allied Healthcare Staffing), And Segment Forecasts, 2022 - 2030

FORTUNE 1000

Where this brings us:
Industry-leading clientele



A super structure built to bring the highest value and efficiency to the $136 billion staffing industry.



Initially targeting industries in major metro markets to align with our national footprint.

*According to Statista, in 2021 the size of the US staffing industry.

New problems can't be solved with legacy thinking


What type of gigs are you interested in?
Restaurant & Hospitality
Light Industrial
ShiftPixy
HIRE

Incorporate AI and automation technology into interviews to facilitate the hiring process to create convivence and efficiency.



Immediate and instant engagement

DON'T RECRUIT, CURATE


Nacho Nukes
Option 1
Option 2
Option 3
Option 4
Option 5
Option 6
Shifters Available
Brett D.
Edward M.
Erin V.

Leverage Real-Time Market Intel to Capture Job Seekers

Capture and Rapidly Move Workers to Action With Machine Learning

Use our "Fast Fill" Technology to Build and Manage a New Workforce in Days

A BULLETPROOF BENCH

120 OPEN SHIFTS

471 CANDIDATES PROVIDED

2 WEEKS

Learning: prompt interview responses results in more hirings. Rigid interview schedules turns away potential candidates.



It's not about what you own; It's about what you have access to.

Get out of the recruiting business so you can focus on growth.

$35B FRAGMENTED INDUSTRIAL STAFFING MARKET[1]

EXISTING MARKET

EmployBridge Holding Co
Express Employment Professionals
Aerotek
Randstad
Trueblue
Manpower
Adecco
Kelly Services
Recruit
Elwood Staffing

Top 10 Companies

$18B



Over 1,000 Companies

$17B

TARGET ACQUISITION MARKET

Targets Need:

- Capital
- Technology
- Improved economies of scale

[1] Source: SIA "2020 Staffing Firm Market Share Landscape and Book of Lists [Industrial Staffing]"

EXPLOSIVE ACCELERATION


Rapid Target Identification
Rapid Transaction Metrics
End-to-End Digital Control
Profit Control & Better Monetization
Equity Assets

THE PIXY BLENDED MARKET APPROACH



30 MILLION

Part-time workers in the United States

PIXY targeting

3 million*

of this disconnected population.

PIXY bills

$26,000*

per year, per shift worker

PIXY's GP per Shift worker

$5,200*

per year

** Numbers are approximations.*

Source: https://www.statista.com/statistics/192342/unadjusted-monthly-number-of-part-time-employees-in-the-us/

2023 OUTLOOK

Where this brings us:
Big box retail businesses.


BIG BOX

Leveraging our technology stack to
elevate the staffing industry.



ShiftPixy Labs **Spin-Off**


ShiftPixy
Labs

COMPARABLES

COMPANY	SYMBOL	EXCHANGE	MARKET CAP
Uber Technologies, Inc.	UBER	NYSE	78.90B
Workday, Inc	WDAY	Nasdaq	53.10B
Paycom Software, Inc.	PAYC	NYSE	18.27B
Paylocity Holding Corporation	PCTY	Nasdaq	10.41B
ManpowerGroup, Inc.	MAN	NYSE	3.89B
Lyft, Inc.	LYFT	Nasdaq	3.89B
Upwork, Inc.	UPWK	Nasdaq	1.22B
Kelly Services, Inc.	KELYA	Nasdaq	686.51M
TrueBlue, Inc.	TBI	NYSE	574.24M
Asure Software, Inc.	ASUR	Nasdaq	263.36M
ShiftPixy, Inc.	PIXY	Nasdaq	24.82M

Source: Yahoo Finance 6/7/2023.

CAPITALIZATION TABLE – June 1, 2023

Capitalization Table (As of June 2023)	# of Shares	WAEP	Agg. Exercise Price	% of Fully Diluted
Common Shares Outstanding (Directors & Officers)	8,609,183[1]			75.30%
Common Shares Outstanding (Float)	1,502,384			13.14%
Warrants and options	1,262,752	$41.65	$52,599,503	11.04%
Founder Preferred				0.00%
Shares Issuable to Directors for Services Provided	59,040			0.52%
Fully Diluted Shares Outstanding	11,433,359			100%

[1] Includes 1,043 shares of common stock underlying options exercisable within 60 days of 6/1/2023.

THANK YOU FOR YOUR INTEREST.

888.798.9100
www.ShiftPixy.com
scott.absher@shiftpixy.com